Exhibit 10.21

Column A

Column B

Column C

Re: Tax Payables

Dear Column D:

In connection with that certain Loan Agreement, Equity Pledge Agreement and Exclusive Business Cooperation Agreement entered into among Column B, Shanghai Mecox Lane Information Technology Co., Ltd. (“ML Information Technology”) and Mai Wang Trading (Shanghai) Co., Ltd. on the date hereof (the “Agreements”), ML Information Technology will reimburse Column B for any and all taxes payable by Column B arising from the transactions contemplated under the Agreements.

Sincerely, Shanghai Mecox Lane Information Technology Co., Ltd. [seal: Shanghai Mecox Lane Information Technology Co., Ltd.]

AGREED TO AND ACCEPTED BY:

/s/ Column B
(Signature of Column B)

By: Column B

	Column A	Column B	Column C	Column D	Column E	Column F

1	Feb ___, 2008	Xu Yi	Room 701, No. 2, Lane 925, South Zhong Shan Road (2nd), Shanghai, China	Mr. Xu	ML Information Technology	Mai Wang Trading (Shanghai) Co., Ltd.

2	Jan 15th, 2010	Zhang Bang	Room 1408, No. 29, Shui Yin Road, Yue Xiu District, Guangzhou, China	Mr. Zhang	ML Information Technology	Mai Wang Trading (Shanghai) Co., Ltd.

3	July 20, 2010	Pu Sijie	No. 118, Lane 910, Weihai Road, Shanghai, China	Mr. Pu